EXHIBIT 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information has been derived by the application of pro forma adjustments to the historical combined financial statements of Cedar Fair, L.P. ("Cedar Fair") and Paramount Parks, Inc. ("Paramount Parks") as of June 25, 2006 and for the six-month period ended June 25, 2006 and the year ended December 31, 2005. The unaudited pro forma condensed combined balance sheet gives effect to the proposed acquisition of Paramount Parks by Cedar Fair and permanent financing thereof as if they had occurred on June 25, 2006. The unaudited pro forma condensed combined statements of operations for the six-month and twelve-month periods give effect to the acquisition and permanent financing thereof as if they had occurred on January 1, 2005. Cedar Fair's interim fiscal periods end on the last Sunday of the month, which is June 25, 2006 in the case of the interim period presented. For purposes of the pro forma combined financial information, the historical financial statements of Paramount Parks as of June 30, 2006 and for the six months ended June 30, 2006 have been combined with Cedar Fair's financial statements as of June 25, 2006 and for the six months ended June 25, 2006.

Assumptions underlying the pro forma adjustments necessary to reasonably present this pro forma information are described in the accompanying notes, which should be read in conjunction with this pro forma condensed combined financial information. The pro forma adjustments described in the accompanying notes have been made based on available information and, in the opinion of management, are reasonable. The pro forma condensed combined financial information should not be considered indicative of actual results that would have been achieved had the transactions occurred on the respective dates indicated and do not purport to indicate balance sheet data or results of operations as of any future date or for any future period.

The acquisition of Paramount Parks by Cedar Fair will be accounted for as a purchase in conformity with Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations," with intangible assets recorded in accordance with SFAS No. 142, "Goodwill and Other Intangible Assets." The total cost of the acquisition will be allocated as a change in basis to the tangible and intangible assets acquired and liabilities assumed based on their respective fair values as of the date of the acquisition. The excess of the purchase price over the historical basis of the net assets to be acquired has been allocated in the accompanying pro forma financial information based on preliminary valuation estimates and certain assumptions that management believes are reasonable. The actual allocation will be subject to the final valuation of Paramount Parks' assets and liabilities and, therefore, that allocation and the resulting effect on income from operations may differ from the pro forma amounts included herein. In addition, in accordance with the provisions of SFAS No. 142, no amortization of indefinite-lived intangible assets or goodwill will be recorded.

The unaudited pro forma condensed combined statements of operations do not include any cost reduction opportunities expected to result from operating synergies between Cedar Fair and Paramount Parks or certain non-recurring costs and charges that Cedar Fair has or will record on or following the closing of the acquisition. These non-recurring costs and charges include, but are not limited to, penalties incurred upon repayment of existing debt and the write off of debt issuance costs.

                                CEDAR FAIR, L.P.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               AS OF JUNE 25, 2006
                                 (In thousands)

                                                    CEDAR FAIR       PARAMOUNT
                                                    HISTORICAL         PARKS          PRO FORMA      CEDAR FAIR
                                                        (1)       HISTORICAL (2)   ADJUSTMENTS (3)    PRO FORMA
                                                    ----------    --------------   ---------------   ----------
ASSETS
Current assets:
   Cash                                             $   18,751       $ 10,471      $  (15,206) (a)   $   14,016
   Receivables                                          16,339         26,519            (507) (c)       42,351
   Inventories                                          30,138         15,610                            45,748
   Prepaids and other current assets                    10,159         21,585          (5,860) (h)       24,067
                                                                                       (4,026) (f)
                                                                                        2,209 (b)
                                                    ----------       --------      ----------        ----------
      Total current assets                              75,387         74,185         (23,390)          126,182
Property and equipment, net                            980,639        500,587         567,540 (b)     2,048,766
Goodwill                                                    --        274,480          51,347 (b)       334,888
                                                                                        9,061 (d)
Intangibles and other assets, net                       16,223         15,228          65,800 (b)       109,963
                                                                                       28,034 (b)
                                                                                       (9,061) (d)
                                                                                       (4,806) (e)
                                                                                       (1,455) (i)
                                                    ----------       --------      ----------        ----------
         Total assets                               $1,072,249       $864,480      $  683,070        $2,619,799
                                                    ==========       ========      ==========        ==========
LIABILITIES & EQUITY
Current liabilities:
   Current maturities of long-term debt             $   40,000       $     --      $  (22,550) (j)   $   17,450
   Accounts payable                                     29,833         25,366                            55,199
   Distributions payable to partners                    25,343             --                            25,343
   Deferred revenue                                     26,136         49,525                            75,661
   Accrued expenses and other current liabilities       52,986         28,970          12,163 (b)        90,195
                                                                                         (810) (c)
                                                                                       (3,114) (g)
                                                    ----------       --------      ----------        ----------
      Total current liabilities                        174,298        103,861         (14,311)          263,848

Other liabilities                                        7,743            875          (2,811) (i)        5,807
Long-term debt:
   Revolving credit loans                              196,600             --         (94,600) (j)      102,000
   Term debt                                           325,000             --       1,402,550 (j)     1,727,550
                                                    ----------       --------      ----------        ----------
                                                       521,600             --       1,307,950         1,829,550

Deferred tax liabilities                                    --         95,792          65,697 (b)       156,683
                                                                                       (4,806) (e)
                                                    ----------       --------      ----------        ----------
      Total liabilities                                703,641        200,528       1,351,719         2,255,888
                                                    ----------       --------      ----------        ----------
Equity                                                 368,608        663,952        (663,952) (k)      363,911
                                                                                       (4,697) (i)
                                                    ----------       --------      ----------        ----------
         Total liabilities & equity                 $1,072,249       $864,480      $  683,070        $2,619,799
                                                    ==========       ========      ==========        ==========

 The accompanying Notes to Unaudited Pro Forma Condensed Combined Balance Sheet
                     are an integral part of this statement.

                                CEDAR FAIR, L.P.
          NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  JUNE 25, 2006

(1) The amounts in this column represent the reported results for Cedar Fair as of June 25, 2006.

(2) The amounts in this column represent the reported results for Paramount Parks as of June 30, 2006.

(3) The amounts in this column represent the adjustments necessary to give effect to the acquisition of Paramount Parks as of June 25, 2006. The adjustments are based on a preliminary allocation of the purchase price, which is expected to be finalized within one year of the acquisition date.

(a) Set forth below are the estimated sources and uses of funds pertaining to the acquisition. The sources and uses below assume that the acquisition was consummated on June 25, 2006.

SOURCES AND USES

Sources:
Permanent financing:
   Revolving credit facility (1)             $  102,000
   Term loan facility (2)                     1,745,000
Existing cash balances (3)                       15,206
                                             ----------
                                             $1,862,206
                                             ==========

Uses:
Common stock acquisition consideration (4)   $1,250,572
Repayment of existing term debt (5)             374,167
Repayment of existing revolver                  196,600
Transaction costs (6)                            40,867
                                             ----------
                                             $1,862,206
                                             ==========

(1) Represents the amount to be drawn on a $150 million (global) revolver credit loan to help complete the acquisition.

(2) Represents the amount expected to be drawn on a $1,745 million term loan facility bearing interest at LIBOR plus 2.50% to provide funds to repay the temporary bridge financing.

(3) Represents the portion of existing cash balances that are expected to be used to pay the costs and expenses directly associated with the acquisition.

(4) Represents the estimated total consideration given in the acquisition, including the base purchase price plus adjustments for closing cash-on-hand and working capital as specified in the acquisition Agreement.

(5) Includes accrued interest of $3.1 million, $6.1 million of prepayment penalties and $365.0 million of principal payments.

(6) Represents costs incurred or expected to be incurred by Cedar Fair directly associated with the acquisition and obtaining the related financing.

(b) The preliminary allocation of purchase price to the fair values of the net assets acquired in connection with the acquisition is as follows (in thousands):

PURCHASE PRICE ALLOCATION

Common stock acquisition consideration                                  $1,250,572
Direct acquisition costs                                                    12,833
                                                                        ----------
   Total consideration and direct acquisition costs                      1,263,405
Less - historical cost of net asset value acquired:
   Equity                                                     663,952
   Net assets and liabilities not acquired by Cedar Fair
      and the affect of accounting conformity changes          (9,583)    (654,369)
                                                              -------   ----------
                                                                           609,036
Debt issuance costs - new bank financing (1)                                28,034
                                                                        ----------
Excess purchase price over net asset value                              $  637,070
                                                                        ==========
Preliminary allocation of excess purchase price over
   net assets acquired and related purchase accounting
   adjustments (2):
   Property and equipment                                               $  567,540
   Other current assets - current deferred income taxes (4)                  2,209
   Goodwill                                                                 51,347
   Other intangible assets (3)                                              65,800
   Other assets - debt issuance costs - new debt                            28,034
   Accrued expenses and other current liabilities (5)                      (12,163)
   Non-current deferred income taxes (4)                                   (65,697)
                                                                        ----------
                                                                        $  637,070
                                                                        ==========

(1) Represents fees and commissions expected to be incurred to issue the permanent financing.

(2) The final appraisal and purchase price allocation is expected to be finalized within one year after the completion of the acquisition.

(3) The adjustment to other intangible assets based on management's preliminary estimate of identifiable intangible assets is as follows (dollars in thousands):

                                         Est. Useful    Estimated
Intangible Asset                        Life (years)   Fair Value
----------------                        ------------   ----------
Trade names                              Indefinite      $52,300
License agreements                           10           12,900
Non-compete agreements                        5              200
Customer relationships                       1-2             400
                                                         -------
                                                          65,800
Paramount Park's intangible assets as
   of June 30, 2006                                           --
                                                         -------
Net adjustment                                           $65,800
                                                         =======

(4) Includes the tax effect of the preliminary allocation of the purchase price over the net assets to be acquired.

(5) Represents the establishment of additional self-insurance reserves, which were previously recorded at the parent company of Paramount Parks, and the accrual of severance costs.

(c) This adjustment represents the elimination of other assets and liabilities not acquired by Cedar Fair in the acquisition.

(d) This adjustment reclassifies Cedar Fair's goodwill to conform to Paramount Parks' classification and the presentation going forward.

(e) This adjustment reclassifies Cedar Fair's non-current deferred tax asset against the non-current deferred tax liability recorded for Paramount Parks.

(f) This adjustment represents the elimination of prepaid insurance costs not acquired by Cedar Fair as part of the acquisition.

(g) This adjustment represents the payment of accrued interest in connection with the repayment of Cedar Fair's existing debt.

(h) This adjustment represents the elimination of certain deferred operating costs of Paramount Parks to conform to Cedar Fair's accounting policy.

(i) This adjustment represents the net cost of the early extinguishment of Cedar Fair's debt as it relates to the acquisition:

Write-off of debt issuance costs                 $ 1,455
Write-off of deferred interest rate swap gains    (2,811)
Penalties on early repayment of existing debt      6,053
                                                 -------
                                                 $ 4,697
                                                 =======

(j) This adjustment represents the recognition of expected borrowings under the new permanent financing, net of the repayment of all existing debt of Cedar Fair as detailed below (in thousands):

                                                 Paramount
                                   Cedar Fair      Parks      Pro Forma    Cedar Fair
                                   Historical   Historical   Adjustments    Pro Forma
                                   ----------   ----------   -----------   ----------
REVOLVING CREDIT LOAN:
   Existing revolving credit
      loans                         $196,600        $--      $ (196,600)   $       --
   Borrowings under new
      revolving credit loan               --         --         102,000       102,000
                                    --------        ---      ----------    ----------
                                     196,600         --         (94,600)      102,000
                                    --------        ---      ----------    ----------
TERM DEBT:
   Current portion of long-term
      debt                            40,000         --         (22,550)       17,450
   Existing term debt                325,000         --        (325,000)           --
   Borrowings under new term
      loan facility                       --         --       1,727,550     1,727,550
                                    --------        ---      ----------    ----------
      Total long-term debt, less
         current portion             325,000         --       1,402,550     1,727,550
                                    --------        ---      ----------    ----------
TOTAL DEBT                          $561,600        $--      $1,285,400    $1,847,000
                                    ========        ===      ==========    ==========

(k) This adjustment represents the elimination of Paramount Parks' invested capital balance at June 30, 2006.

                                CEDAR FAIR, L.P.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      SIX MONTH PERIOD ENDED JUNE 25, 2006
                     (In thousands, except per unit amounts)

                                                      PARAMOUNT
                                        CEDAR FAIR      PARKS      PRO FORMA
                                        HISTORICAL   HISTORICAL   ADJUSTMENTS   CEDAR FAIR
                                            (1)          (2)          (3)        PRO FORMA
                                        ----------   ----------   -----------   ----------
Net revenues                             $169,374     $158,904    $  1,291(a)    $329,569
Costs and expenses                        155,504      134,271       1,291(a)     296,926
                                                                     5,860(d)
Depreciation and amortization              21,692       26,408         765(b)      45,760
                                                                    (3,105)(c)
                                         --------     --------    --------       --------
   Operating loss                          (7,822)      (1,775)     (3,520)       (13,117)
Interest expense                           15,241           --      59,355(e)      74,596
Other expense                                  --        2,208          --          2,208
                                         --------     --------    --------       --------
   Loss before taxes                      (23,063)      (3,983)    (62,875)       (89,921)
Benefit for taxes                          (7,619)      (1,562)    (13,246)(f)    (22,427)
                                         --------     --------     -------       --------
   Net loss                              $(15,444)    $ (2,421)   $(49,629)      $(67,494)
                                         ========     ========    ========       ========
Net loss per limited partner unit:
   Basic                                 $  (0.29)                               $  (1.25)
   Diluted                               $  (0.29)                               $  (1.25)
Weighted average limited partner
   untis and equivalents outstanding:
   Basic                                   53,884                                  53,884
   Diluted                                 53,884                                  53,884

 The accompanying Notes to Unaudited Pro Forma Condensed Combined Statements of
               Operations are an integral part of this statement.

                                CEDAR FAIR, L.P.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005
                     (In thousands, except per unit amounts)

                                                      PARAMOUNT
                                        CEDAR FAIR      PARKS      PRO FORMA
                                        HISTORICAL   HISTORICAL   ADJUSTMENTS    CEDAR FAIR
                                            (1)          (2)          (3)         PRO FORMA
                                        ----------   ----------   -----------    ----------
Net revenues                             $568,707     $423,091    $   2,720(a)    $994,518
Costs and expenses                        375,620      313,317        2,720(a)     691,657
Depreciation and amortization              55,765       49,561        1,530(b)     120,231
                                                                     13,375(c)
                                         --------     --------    ---------       --------
   Operating income (loss)                137,322       60,213      (14,905)       182,630
Interest expense                           26,205           --      121,677(e)     147,882
Other (income) expense                       (459)      (1,089)          --         (1,548)
                                         --------     --------    ---------       --------
   Income (loss) before taxes             111,576       61,302     (136,582)        36,296
Provision (benefit) for taxes             (49,276)      24,049      (29,580)(f)    (54,807)
                                         --------     --------    ---------       --------
   Net income (loss)                     $160,852     $ 37,253    $(107,002)      $ 91,103
                                         ========     ========    =========       ========
Net income per limited partner unit:
   Basic                                 $   3.00                                 $   1.70
   Diluted                               $   2.93                                 $   1.66
Weighted average limited partner
   units and equivalents outstanding:
   Basic                                   53,659                                   53,659
   Diluted                                 54,950                                   54,950

 The accompanying Notes to Unaudited Pro Forma Condensed Combined Statements of
               Operations are an integral part of this statement.

                                CEDAR FAIR, L.P.
                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                            STATEMENTS OF OPERATIONS
         FOR THE SIX MONTH PERIOD ENDED JUNE 25, 2006 AND THE YEAR ENDED
                                DECEMBER 31, 2005

(1) The amounts in this column represent the reported results for Cedar Fair for the six months ended June 25, 2006 or the twelve months ended December 31, 2005.

(2) The amounts in this column represent the reported results for Paramount Parks for the six months ended June 30, 2006 or the twelve months ended December 31, 2005.

(3) The amounts in this column represent the adjustments necessary to give pro forma effect to the acquisition of Paramount Parks. Adjustments (b) and (c) are based on a preliminary allocation of the purchase price, which is expected to be finalized within one year of the acquisition date.

a. This adjustment represents the reclassification of Paramount Parks' historical expense for credit card fees to conform to Cedar Fair's classification.

b. This adjustment represents the change in amortization expense resulting from the amortization of the additional intangible assets recorded in connection with the acquisition using the straight-line method based on the following (dollars in thousands):

                                Est.
                               Useful   Estimated      Six      Twelve
                                Life       Fair      months     months
Amortizable Intangibles       (years)     Value     06/25/06   12/31/05
-----------------------       -------   ---------   --------   --------
License agreements               10      $12,900      $645      $1,290
Non-compete agreements           5           200        20          40
Customer relationships          1-2          400       100         200
                                                      ----      ------
                                                       765       1,530
Paramount Parks' historical
   amortization expense                                 --          --
                                                      ----      ------
                                                      $765      $1,530
                                                      ====      ======

c. This adjustment represents the change in depreciation expense resulting from the adjustment of the assets to their fair market value and estimated useful lives going forward (dollars in thousands):

                             Est. Useful    Estimated    Est. Annual
Fixed Asset Class           Life (years)   Fair Value   Deprec. Exp.
-----------------           ------------   ----------   ------------
Building and improvements        19         $414,569       $21,819
Rides                            14          421,895        30,135
Equipment                         7           69,143         9,878
Other assets                      5            5,520         1,104
                                            --------       -------
                                            $911,127       $62,936
                                            ========       =======

                                                Twelve
                                  Six months    months
                                   06/25/06    12/31/05
                                  ----------   --------
Recording of Cedar Fair's
   depreciation on new assets      $ 23,303    $ 62,936
Elimination of Paramount Parks'
   historic depreciation            (26,408)    (49,561)
                                   --------    --------
   Net pro forma adjustment        $ (3,105)   $ 13,375
                                   ========    ========

     Pro forma depreciation expense for the six months ended reflects Cedar Fair's policy of depreciating certain assets over each park's operating season.

d. Represents the recognition of certain Paramount Parks' deferred operating costs to conform to Cedar Fair's accounting treatment.

e.   The adjustment to interest expense reflects the following (in thousands):

                                                                 Six        Twelve
                                                               months       months
                                                              06/25/06     12/31/05
                                                             ----------   ----------
LIBOR for period                                                   5.30%        5.30%
Average revolver borrowings for period                       $  115,000   $   80,000
Average term debt for period                                  1,725,000    1,740,000
Interest expense on Cedar Fair existing debt to be retired
   in connection with the acquisition                           (15,241)     (26,205)
Interest expense (including commitment fee) on new
   revolver (at LIBOR + 2.50%)                                    4,985        7,490
Interest expense on new term notes (at LIBOR + 2.50%)            67,275      135,720
Amortization of debt issuance costs on new debt                   2,336        4,672
                                                             ----------   ----------
Net pro forma adjustment                                     $   59,355   $  121,677
                                                             ==========   ==========

     A 0.125% increase or decrease in the weighted average interest rate applicable to Cedar Fair's debt outstanding under the new credit facility and term loans would change the pro forma interest expense by $1.2 million for the six months ended June 25, 2006 and by $2.3 million for the year ended December 31, 2005.

f. This adjustment represents the tax effect of pro forma adjustments to income before income taxes and is based on the estimated applicable statutory tax rates.